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                               CONSECO FUND GROUP
                        Conseco Science & Technology Fund
                                 Conseco 20 Fund
                               Conseco Equity Fund
                             Conseco Large-Cap Fund
                              Conseco Balanced Fund
                       Conseco Convertible Securities Fund
                             Conseco High Yield Fund
                            Conseco Fixed Income Fund
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      SUPPLEMENT DATED NOVEMBER 1, 2001 TO THE PROSPECTUS DATED MAY 1, 2001
                    AS REVISED JULY 2, 2001 AND JULY 23, 2001
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     Footnote (c) in the section captioned "Fees and Expenses" on pages 20-23 of the  Prospectus  is  replaced  with  the  following  language:
     (c) The 1.00% contingent-deferred sales charge applies only if an investor sells Class C shares within one year after purchase.
     The chart captioned "Portfolio Managers of the Conseco Fund Group" in the section "Management of the Funds" on pages 26-27 of the Prospectus is replaced as follows:
Portfolio  managers  of  the  Conseco  Fund  Group

Fund manager                                               Professional Experience                                Funds
Robert L. Cook, CFA, . . . . . .  * Director of CCM's Research Department.                                   Conseco
(with CCM since 1994). . . . . .  * Co-manages approximately $300 million in high-yield                      High Yield Fund
Director of Research,. . . . . .  total return portfolios.
Conseco Capital. . . . . . . . .  Portfolio manager for other investment companies.
Management, Inc.
Gregory J. Hahn, CFA,. . . . . .  * Responsible for portfolio analysis and management                        Conseco
(with CCM since 1989). . . . . .  of the institutional client accounts and analytical                        Balanced Fund
Chief Fixed Income Investment. .  support for taxable portfolios.                                               (Fixed income
Officer, Senior Vice President,.  * Responsible for SEC registered investment products.                      portion)
Portfolio Analytics, . . . . . .  * Portfolio manager of other affiliated investment companies.              Conseco Fixed
Conseco Capital                                                                                              Income Fund
Management, Inc.
R. Anthony Jasinski, . . . . . .  * Oversees high-yield trading.                                             Conseco
(with CCM since 2000). . . . . .  * Co-manages privately placed high-yield portfolios.                       High Yield Fund
Vice President, Trading, . . . .  * Portfolio manager of other affiliated investment companies.
Conseco Capital. . . . . . . . .  Prior to joining the Adviser, Mr. Jasinski was a Managing Director and
Management, Inc. . . . . . . . .  Co-head of Fixed Income Trading at PPM America. Prior to PPM, he
                                  was a Vice President of Fixed Income Trading for Scudder Kemper.
Paul M. Kocoras, . . . . . . . .  Responsible for the research and analysis of convertible securities.       Conseco
(with CCM since 2000). . . . . .  Prior to joining the Adviser, Mr. Kocoras received a B.S. in Finance from  Convertible
Portfolio Manager, . . . . . . .  Indiana University. He worked seasonally at the Chicago Mercantile         Securities Fund
Conseco Capital. . . . . . . . .  Exchange and completed  an internship at the University of Chicago.
Management, Inc.
Michael D. Richman,. . . . . . .  Responsible for managing client portfolios with core, core plus and        Conseco Fixed
(with CCM since 1997). . . . . .  intermediate investment strategies.                                        Income Fund
Assistant Vice President,. . . .  Prior to joining the Adviser, Mr. Richman worked for Conseco, Inc.
Portfolio Manager, . . . . . . .  in the Investment Reporting department.
Conseco Capital
Management, Inc.

     Chicago Equity Partners utilizes a team approach to manage the Conseco Equity Fund, Conseco Large-Cap Fund and the equity portion of the Conseco Balanced Fund.
     Oak Associates utilizes a team approach to manage the Conseco Science & Technology Fund and the Conseco 20 Fund.
     The paragraph captioned "Class C shares" in the section "Managing your Conseco Fund Group account - Choosing the right shares for your needs" on page 29 of the Prospectus is replaced with the following language:
Class  C  shares
* Have a maximum up-front sales charge of 1.00% of your investment and you pay a CDSC of 1.00% of the amount of the purchase or sale, whichever is less, when you redeem shares within one year of your purchase. Class C shares never convert to Class A shares.
     The paragraph captioned "Class C shares" in the section "Managing your Conseco Fund Group account - Share class sales charges" on page 30 of the Prospectus is replaced with the following language:
Class  C  Shares
     Class  C  Shares  have  a  1.00%  up-front  sales  charge.
* You may also pay a contingent-deferred sales charge of 1.00% on any shares you sell within one year of your purchase.
     The paragraph captioned "Expedited processing" in the section "Managing your Conseco Fund Group account - Important information about selling Conseco Fund Group shares" on pages 32-33 of the Prospectus is replaced with the following language:
Expedited  processing
     You may have proceeds of $50 or more wired directly or sent through electronic funds transfer to an account in the U.S. bank of your choice. Normally, we will transmit these expedited proceeds on the next business day following the sale of your shares. We charge a $15 wire transfer fee.
     The first paragraph of the section captioned "Distribution and service plans" in the section "Managing your Conseco Fund Group Account" on page 35 of the Prospectus is replaced with the following language:
Distribution  and  Service  Plans
     The Funds have adopted Distribution and Service Plans (12b-1 Plan) for Class A, B and C shares to compensate the Distributor for its distribution and marketing services, and for servicing shareholder accounts. The distribution and service fees are paid out of the assets of each share class on an ongoing basis and will increase the cost of your investment and are provided below.
     The paragraph captioned "Class C shares" in the section "Managing your Conseco Fund Group account - Distribution and service plans - Payments to brokers/dealers/financial intermediaries" on page 35 of the Prospectus is replaced with the following language:
Class  C  shares
     In addition to a 1.00% up-front sales charge, the Distributor pays the selling broker/dealer 1.00% of the purchase amount.
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